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The following is a presentation made by NOVAGOLD Resources Inc. (“NOVAGOLD”) to industry technical experts interested in autoclave technology on August 14, 2026:

DONLIN GOLD PROJECT, ALASKA, USA, UPDATE 2026 HATCH AUTOCLAVE OPERATORS’ WORKSHOP A u g u s t 1 1 - 1 4 , 2 0 2 6 , C a l g a r y , A l b e r t a , C a n a d a TSX, NYSE AMERICAN: NG | NOVAGOLD.COM

Cautionary Statements Cautionary Statements Cautionary Note Regarding Forward-Looking Statements This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; merits of Donlin Gold including production estimates; statements regarding permitting, potential development, exploration, construction and operation of Donlin Gold and the timing thereof; ability to develop adequate infrastructure; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; goals and planned activities for 2026; plans and timing for completion of bankable feasibility study (BFS), if at all; availability of future financing sources; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law. Important Information and Where to Find It In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/. Participants in the Solicitation NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above. CAUTIONARY NOTE CONCERNING RESERVE & RESOURCE ESTIMATES This presentation uses the terms “mineral resources”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. Mineral resources that are not mineral reserves do not have demonstrated economic viability. You should not assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves. Further, inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. On October 31, 2018, the SEC adopted new mining disclosure rules (“S-K 1300”) that are more closely aligned with current industry and global regulatory practices and standards, including National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”). NOVAGOLD has elected to comply with S-K 1300 beginning with its fiscal year ended November 30, 2021. While S-K 1300 is more closely aligned with NI 43-101 than the prior SEC mining disclosure rules, there are some differences. Notably, unlike NI 43-101, S-K 1300 requires that resources be disclosed exclusive of mineral reserves, and that mineral resources and reserves be disclosed on the basis of our interest in them. NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all resource estimates contained in this presentation have been prepared in accordance with NI 43-101 and the CIM Definition Standards, as well as S-K 1300. The resource and reserve estimates included in the 2025 Technical Report (as defined below) and the 2025 Technical Report Summary (as defined below) have been prepared in accordance with NI 43-101 and S-K 1300, respectively. Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a “qualified person” under NI 43-101 and S-K 1300, has approved the scientific and technical information contained in this presentation. ALL DOLLAR AMOUNTS QUOTED IN THIS REPORT ARE IN U.S. CURRENCY UNLESS OTHERWISE NOTED. Qualified Person(s) Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc. Most Recent Disclosure “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” (“2025 Technical Report”) prepared by Wood Group USA Inc. (“Wood”) and Geosyntec Consultants International, Inc. (“Geosyntec”), effective November 30, 2025. “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA” (“2025 Technical Report Summary”) prepared by Wood and Geosyntec dated November 30, 2025. 2 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Cautionary Statements Summary ▪ Formed in 2007 50:50 partnership between NOVAGOLD and Barrick Mining Corporation (Barrick) ▪ Recent Transactions In 2025, 60:40 ownership with joint operational management between NOVAGOLD and Paulson Advisers LLC and its affiliates (Paulson) ▪ Acquisition by NOVAGOLD (10%) and Paulson (40%) of Barrick’s 50% interest NOVAGOLD and Paulson announced that they had entered into a series of definitive agreements on July 21, 2026, pursuant to which NOVAGOLD’s ownership interest in Donlin Gold LLC (Donlin Gold) will be increased from 60% to 100%, as a result of NOVAGOLD’s acquisition of Paulson’s 40% ownership interest in Donlin Gold in an all-share transaction ▪ Transaction remains subject to NOVAGOLD shareholder approval, court and regulatory approvals and customary closing conditions, and is expected to close in the fourth quarter of 2026 3 Donlin Gold LLC Ownership Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Donlin Gold is a leading U.S. gold developer. Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop 4 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

5 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See Mineral Reserves & Mineral Resources tables in Appendix ▪ PRODUCTION PROFILE 0.4 Moz/yr 1 Select North and South American gold development projects Driving responsible growth and value for decades to come Annual Production (100% basis) A Strategic Asset: Donlin Gold Positioned To Be One of America’s Largest Gold Mines 1.1 Moz/yr 2 Donlin Gold – 27-year LOM 3 Donlin Gold - First ten full years of operation 1.3 Moz/yr 5 See endnote for this slide in Appendix Production Profile Note: All figures are based on 100% Pro Forma ownership of Donlin Gold. Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Permitting Stability & Alaska Readiness

De-Risked Path to Production in an Excellent Jurisdiction

State Permitting

Completed

- ✓ Air Quality
- ✓ Alaska Pollutant Discharge Elimination System[1]
- ✓ Clean Water Act Section 401 Certification[2]
- ✓ Reclamation Plan[3]
- ✓ Title 16 Fishing Habitat
- ✓ Waste Management[4]
- ✓ Pipeline Right-of-Way
- ✓ Water Rights

On-track

- ➢ Dam safety (multi-year commitment)
- ➢ Submitted preliminary design packages as next step in State approval process

Federal Permitting

Completed

- ✓ Final Environmental Impact Statement (EIS)[5]
- ✓ Joint Record of Decision (ROD)[5]
- ✓ Section 10/404 (wetlands) permit[5]
- ✓ Pipeline and Hazardous Materials Safety

Location, Location, Location

Alaska: Safe and Stable Mining Jurisdiction

2nd Largest
Gold-producing state in the U.S.[6]

$4.5 Billion
Annual non-fuel mineral production (6th in U.S.)[7]

$1.1 Billion Spend
On goods & services with 550+ Alaska businesses[8]

12,400 Jobs
Total direct & indirect attributed to mining industry[8]

See endnotes for this slide in Appendix

6 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators' Workshop

NOVAGOLD

▪ Calista selected the land — Alaska Native Claims Settlement Act of 1971 ▪ Employment opportunities and economic benefits ▪ Exploration and mining lease ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference ▪ Contributions to scholarship program Located on private lands designated by law for mineral potential five decades ago and owned by Alaska Native Corporations ▪ Surface Use Agreement ▪ Contributions to Kuskokwim Educational Foundation scholarship ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference 7 Long-standing Engagement with Alaska Native Corporations A generational opportunity Calista Corporation (Calista) The Kuskokwim Corporation (TKC) Sustainability and Landowner Involvement ▪ Collaboration with Calista and TKC on environmental programs, including baseline studies, monitoring, and integration of Traditional Ecological Knowledge ▪ Engagement through community outreach and the Subsistence Community Advisory Committee (SCAC) in the Yukon-Kuskokwim (Y-K) region in Alaska ▪ In coordination with Calista and TKC, supports workforce development through local hiring, training, and education initiatives Land Ownership 7 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Donlin Gold's Path To Production: Funding Strategy & Milestones

Timing between completion of BFS and start of construction will depend on development and financing strategy informed by the Bankable Feasibility Study (BFS). Certain engineering, financing and project readiness activities may occur concurrently

2011	2018	2020-2025	Q1 2026	Q1 2026	2026	2027			
Updated Feasibility Study	Received Federal Permits	Key State Permits & Updated Technical Reports	Updated Feasibility Study	Fluor Selected As BFS Lead; Specialist Contractors Selected	BFS Work Underway	Complete BFS	Project Readiness: Detailed Engineering, Financing & FID	Construction	Commercial Production

Capital Needs

- BFS & Engineering
  Detailed design and study completion
- Construction
  Major capital deployment phase
- Ongoing Project Costs
  Community relations, health & safety, external affairs, permitting, environment

Potential Sources

- Project Financing
- Equity/Debt Mix
- Strategic Partners
- Sovereign Wealth Funds
- Offtake Agreements & Incentives

Upcoming Catalysts

- Anticipated closing of Donlin Gold all-share transaction
- Evaluate potential financing sources
- Recruiting for key roles
- BFS
  - Advance engineering and technical workstreams
  - Schedule and budget
- Advance engineering and technical workstreams
- Maintaining/supporting permits and engaging with local and government representatives
- Exploration program to evaluate new targets

8 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators' Workshop

NOVAGOLD

Natural Gas Pipeline BFS Scope of Work and Key Components Technical Workstreams ▪ Appointed Fluor Corporation as lead engineering firm; technical workstreams underway ▪ Awarded engineering contracts to WSP (Power Plant), Worley (Pipeline) and Hatch (POX & Oxygen Plant) ▪ Workstreams in progress for additional contractors Timeline & Milestones Specialist Contractors Key Infrastructure Components Integration Fluor will integrate major work packages and coordinate with Specialist Contractors on key infrastructure: 2027 Expected Completion of BFS Comprehensive study delivery Power Plant POX & Oxygen Plant Disciplined BFS Approach ▪ Fully integrating scope, engineering, cost and schedule ▪ Supporting a high-quality, investment-grade study ▪ Making steady and deliberate progress toward development Advancing with an execution-focused approach informed by longstanding experience in delivering large, multi-disciplinary projects. 9 Bankable Feasibility Study (BFS) WSP Worley Hatch Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

High-Grade at Scale 40 Moz gold contained in measured and indicated mineral resources2 at 2.22 g/t gold3 Production Profile Slated to produce 1.1 Moz per year over 27-year mine life - 1.3 Moz per year in the first full ten years1 Donlin Gold is Simply Unique – A Long-Life, Federally Permitted U.S. Asset with Scale and Upside Potential Blue Sky Exploration upside on strike and at depth within the district Jurisdictional Safety Alaska is an excellent mining jurisdiction – second largest gold producer in U.S. Land Ownership Project located on private land legally designated for mining Permitting Federal permits are in hand and State permitting is on-track4 Shareholder Support Strong support from dedicated long-term institutional investors Experienced Team Management team with proven mine building expertise in the Americas Sustainability-Focused Ecological stewardship, the well-being of our people and communities, and good governance 10 See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix t Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

11 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Gold Deportment ▪ The primary host mineral of gold is arsenopyrite. ▪ Pyrite is the second most important gold carrier. ▪ Free gold is a rare occurrence within the deposit. The ore is primarily quartz and muscovite with minor minerals of kaolinite, dolomite, pyrite, and arsenopyrite ▪ Arsenic in the ore is primarily hosted by arsenopyrite. However, arsenic also occurs as native arsenic and realgar. ▪ Chloride in the ore is primarily hosted by muscovite. ▪ The most common carbonate in the ore is ferroan dolomite followed by ankerite. Calcite and siderite are present but not common. ▪ The ore host organic carbon in both the intrusive and sedimentary lithologies. The sedimentary lithologies have higher concentrations of organic carbon than the intrusive lithologies. Donlin Gold Ore Characteristics

12 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Recent Metallurgical Testing 2018 Metallurgical Testing at AuTec on 2017 drilling ▪ Flotation testing on 1st 5 Years of ACMA Pit ores and 1st 10 years of Lewis Pit ores to investigate opportunities to reduce costs and improve gold recovery • Identified opportunities using a lower flotation pH and the MCF1 flowsheet 2021, 2022, and 2023 Metallurgical Testing at FLSmidth ▪ Flotation variability testing of composites using MCF2 and MCF1 flowsheets 2024, 2025, and 2026 Pilot Plant & Metallurgical Testing at SGS Lakefield ▪ Composites tested in MCF1 flotation pilot plant with extensive analysis ▪ Pilot plant flotation products were tested in all down stream circuits including the continuous POX pilot plant (CPOX) ▪ Concentrates including intrusive and sedimentary types as well as blends were tested ▪ CPOX Run’s executed many with 2 autoclave compartment gold recovery profiles taken ▪ Additional follow up testing is currently ongoing – includes mineralogy, batch flotation, Jameson flotation cell, solid liquid separation, CIL pH, and BTAC/CIL testing

13 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop MCF1 Grinding and Flotation Pilot Plant Roughers (Left), Scavengers (Mid), Cleaners (Right) 2024 & 2025 SGS Pilot Plants

14 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Continuous Pressure Oxidation Pilot Plant (CPOX) SGS CPOX Pilot Autoclave 2024 & 2025 SGS Pilot Plants

15 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Process Description – Flowsheet

16 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop Process Description – Potential Updated Flowsheet

17 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop METSIM Model – A Process Simulation Model ▪ 2011 FSU2 heat and mass balance model ▪ 2015 Advanced Water Treatment studies ▪ 2018 Advanced Scoping Study heat and mass balance ▪ 2021 Process Variations Assessment studies ▪ 2023 & 2024 METSIM update with updated METSIM software and OLI integration, created chemistry dictionary and basis, created unit operations dictionary and basis, and updated flowsheets for heat & mass balance ▪ 2026 METSIM update from recent pilot plant testing, feeding into the PDC for the BFS METSIM Modeling

Pressure Oxidation Facility 18 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

▪ Another project designed for 235°C, operated at 215°C early in operations ▪ Shell temperature risk controlled with 4 courses / thicker brick ▪ HPCW design to consider lower temperature range (225°C) ▪ Pressure control / level control sizing to be discussed with Valve vendor. Single stage letdown technically acceptable (HPAL is higher T) ▪ Boiler to be sized for operating conditions to support start-up and operating temperature ▪ Oxygen plant pressure can be moderated with the LOX pump POX Circuit Risks 225°C and 240°C 19 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

▪ Review of the autoclave feed and discharge piping and valve sizing confirmed: – The FSU2 single 10” feed line will reduce to 2 x 8” feed lines in the duty / duty feed pump arrangement (additional feed line) – The FSU2 dual 10” discharge lines for each autoclave are suitable for the 225°C and 240°C POX Circuit Risks 225°C and 240°C 20 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

▪ 35% overpressure limit increases with increasing temperature / steam pressure reducing the risk of low temperature excursions during start-up or operations ▪ Current best practice controls to be introduced to manage risks associated with shutdown / start-up / trapped oxygen 1810 2222 2453 2700 2966 3250 3554 2838 3472 3826 4207 4615 5053 5521 3153 3400 3666 3950 4254 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 3750 4000 4250 4500 4750 5000 5250 5500 5750 205 210 215 220 225 230 235 240 245 250 Pressure (kPa.g) Temperature (Deg C) Steam Curve 35% Overpressure Limit Operating Pressure PSV Lift Autoclave Temperature / Pressure Conditions 225°C and 240°C 21 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

▪ Autoclave Vessel (Qty.2) – Single Construction – 5.01 m Diam. ID Steel – 30.5 m Tan to Tan – 33 m Length ID Steel Autoclave Size 22 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

5.72 m 35.8m 7.41 m 3.7m Autoclave Summary 23 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop ▪ Shell & Nozzles ▪ Lead Lining & Weld Overlay ▪ Saddles (3x) ▪ Shipping Covers + Hardware ▪ For each of these items the weight would exclude service nozzle covers, refractory lining, compartment walls, baffles, and other internals, dip pipes and nozzle inserts, etc.

Appendix 24 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Appendix

Mineral Reserves

Donlin Gold	Tonnage Attributable to NOVAGOLD (kt)	Grade (g/t Au)	Metal Content Attributable to NOVAGOLD (koz Au)	Pro Forma Tonnage (kt)	Pro Forma Metal content (koz Au)
Reserves[1]					
Proven	5,692	2.29	419	9,487	698
Probable	297,194	2.02	19,260	495,324	32,099
Total P&P	302,887	2.02	19,678	504,811	32,797

See endnotes for this slide in Appendix

*Figures attributable to NOVAGOLD reflect its 60% Donlin Gold interest. Pro forma figures are presented on a 100% Donlin Gold basis.

Donlin Gold approximate cut-off grades
(see Mineral Reserves and Resources Endnotes):
Reserves[1] : 0.75 g/t gold
Resources[2] : NSR $26.86/t

t = metric tonne
g/t = grams/tonne
oz = troy ounce
k = thousand

a) These Mineral Reserve estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300.

b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content.

c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces.

25 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators' Workshop

NOVAGOLD

Appendix

Mineral Resources

Donlin Gold	Tonnage Attributable to NOVAGOLD (kt)	Grade (g/t Au)	Metal Content Attributable to NOVAGOLD (koz Au)	Pro Forma Tonnage (kt)	Pro Forma Metal content (koz Au)
Resources[2], exclusive of Reserves					
Measured	859	1.18	33	1,432	54
Indicated	105,134	1.32	4,463	175,224	7,439
Total M&I	105,994	1.32	4,496	176,656	7,493
Inferred	44,656	1.87	2,690	74,426	4,483
Resources[2], inclusive of Reserves					
Measured	5,546	2.67	476	9,243	793
Indicated	330,436	2.21	23,517	550,727	39,195
Total M&I	335,982	2.22	23,993	559,970	39,988
Inferred	53,332	2.03	3,487	88,886	5,812

See endnotes for this slide in Appendix

*Figures attributable to NOVAGOLD reflect its 60% Donlin Gold interest. Pro forma figures are presented on a 100% Donlin Gold basis.

Donlin Gold approximate cut-off grades
(see Mineral Reserves and Resources Endnotes):
Reserves[1] : 0.75 g/t gold
Resources[2] : NSR $26.86/t

t = metric tonne
g/t = grams/tonne
oz = troy ounce
k = thousand

a) These Mineral Resource estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300.

b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content.

c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces.

26 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators' Workshop
NOVAGOLD

Cautionary Statements SLIDE 5 – A Strategic Asset: Donlin Positioned to be America’s Largest Gold Mine 1. Average of comparison group data of 13 projects based on large (3Moz proven and probable mineral reserves cut off), North/South American gold-focused development projects with >75% projected revenues from gold, as per latest company public filings and websites as of July 2026. 2. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 25 and 26. 3. Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 25 and 26. SLIDE 6 – Permitting Stability & Alaska Readiness 1. Donlin Gold’s Alaska Pollutant Discharge Elimination System (APDES) is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is being processed, allowing the permit to remain in effect until reissuance. 2. NOVAGOLD continues to support the State of Alaska in defending the Department of Environmental Conservation’s (ADEC) Clean Water Act (CWA) Section 401 Water Quality Certification. Briefing before the Alaska Supreme Court is complete and Oral arguments were held June 3, 2026. 3. The Donlin Gold Reclamation Plan approval is administratively extended by the Alaska Department of Natural Resources until January 2027, while the renewal application is under review. 4. The Donlin Gold Waste Management Permit is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is under review, allowing the existing permit to remain in effect until reissuance. 5. In the Federal litigation challenging the Donlin Gold Joint Record of Decision, including the 404 permit and ROW for portions of the pipeline crossing federal lands, the Court issued a decision on September 30, 2024. The decision upheld the federal agencies’ analysis on two of the three issues raised in the litigation, but agreed with plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the tailings storage facility. Remedy briefing was completed in March 2025 and oral arguments on remedy were held on May 9, 2025. The District Court issued its remand order on June 10, 2025, rejecting Plaintiff's request that the permits be vacated and ordering the Federal Agencies to supplement the EIS with an analysis of a larger hypothetical release from the tailings storage facility. A Notice of Intent to prepare a SEIS was issued in January 2026, and the public comment period for the scoping process closed in February 2026. The USACE and cooperating agencies will now review and consider comments received and proceed with preparation of the draft SEIS which is anticipated to be published in September 2026 in accordance with the coordinated FAST-41 permitting schedule. 6. Per the USGS Mineral Commodity Summaries report – Table 3 - Value of Nonfuel Mineral Production in the United States and Principal Nonfuel Mineral Commodities Produced in 2022. 7. Per the Bureau of Land Management- https://www.blm.gov/sites/default/files/docs/2021-06/BLM-AK-MineralsCritical-Renewable-Future-Infographic.pdf 8. Per Alaska Department of Natural Resources, Division of Geological & Geophysical Surveys report titled “2025 Alaska Mining Industry Overview – Ready To Rumble” – https://dggs.alaska.gov/webpubs/dggs/po/text/po2025_015.pdf SLIDE 10 – Donlin Gold is simply unique – a long-life, federally permitted U.S. asset with unmatched scale and upside potential 1. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 25 and 26. 2. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production, and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 25 and 26. 3. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 25 and 26. 4. In the Federal litigation challenging the Donlin Gold Joint Record of Decision, including the 404 permit and ROW for portions of the pipeline crossing federal lands, the Court issued a decision on September 30, 2024. The decision upheld the federal agencies’ analysis on two of the three issues raised in the litigation, but agreed with plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the tailings storage facility. Remedy briefing was completed in March 2025 and oral arguments on remedy were held on May 9, 2025. The District Court issued its remand order on June 10, 2025, rejecting Plaintiff's request that the permits be vacated and ordering the Federal Agencies to supplement the EIS with an analysis of a larger hypothetical release from the tailings storage facility. A Notice of Intent to prepare a SEIS was issued in January 2026, and the public comment period for the scoping process closed in February 2026. The USACE and cooperating agencies will now review and consider comments received and proceed with preparation of the draft SEIS which is anticipated to be published in September 2026 in accordance with the coordinated FAST-41 permitting schedule. Appendix - Endnotes 27 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Cautionary Statements SLIDES 25 & 26 Mineral Reserves and Mineral Resources 1. Mineral Reserves are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. The Mineral Reserve estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Reserve estimate. Mineral Reserves are prepared in accordance with the definitions of NI 43-101 and S-K 1300. The point of reference for the Mineral Reserve estimate is at the point of delivery to the mill. Mineral Reserves are constrained within an engineered pit design using the following assumptions: gold price of $2,100/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47°. The timeframe over which the gold price and operating costs was 27 years which is the expected timeframe over which the Mineral Reserves will be mined and processed. The long term forecast gold price for Mineral Reserves is based on industry consensus. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Reserves are reported using an economic NSR cut-off value of $29.95–32.36/t and an elevated gold cut-off grade of 0.75 g/t. The average LOM process recovery for the Mineral Reserves is 90.0%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. 2. Mineral Resources are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. The Mineral Resource estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Resource estimate. Mineral Resources are prepared in accordance with the definitions of NI 43-101 and S-K 1300. The cut-off date for the sample database used in the Mineral Resource estimate is December 31, 2024. However, more recent drilling data up to November 30, 2025 was used to validate the Mineral Resource model as remaining current. The point of reference for the Mineral Resource estimate is in situ. Mineral Resources are constrained within a pit shell using the following assumptions: gold price of $2,400/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47º. The timeframe over which the gold price and operating costs is 24 years which is the expected timeframe over which the Mineral Resources will be mined. The long term forecast gold price for Mineral Resources is based on industry consensus and is 15% higher than the price used for the Mineral Reserves to ensure the Mineral Reserves are a subset of the Mineral Resources. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Resources are reported using a marginal NSR cut-off value of $26.86/t based on a total process cost of $22.15/t processed, G&A operating cost of $4.57/t processed, and a stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%. The average LOM process recovery for Mineral Resources is 89.8%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in apparent summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. 28 Appendix - Endnotes Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators’ Workshop

Appendix - Endnotes

Technical Reports and Qualified Persons
The documents referenced below provide supporting technical information for the Donlin Gold project.

Project	Qualified Person(s)	Most Recent Disclosure
Donlin Gold	Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc.	"NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA" ("2025 Technical Report") prepared by Wood Group USA Inc. ("Wood") and Geosyntec Consultants International, Inc. ("Geosyntec") effective November 30, 2025. "S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA" ("2025 Technical Report Summary") prepared by Wood and Geosyntec dated November 30, 2025.

Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a "qualified person" under NI 43-101 and S-K 1300, has approved the scientific and technical information contained in this presentation.

29 Donlin Gold Project, Alaska, USA Update: 2026 Hatch Autoclave Operators' Workshop NOVAGOLD

NOVAGOLD RESOURCES INC. Suite 1860 – 400 Burrard Street Vancouver BC Canada V6C 3A6 T: 604 669 6227 TF: 1 866 669 6227 F: 604 669 6272 E: info@novagold.com Mélanie Hennessey VP, Corporate Communications melanie.hennessey@novagold.com Frank Gagnon Manager, Investor Relations frank.gagnon@novagold.com TSX, NYSE AMERICAN: NG | NOVAGOLD.COM

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This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

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